EXHIBIT 10.173

CERTAIN IDENTIFIED INFORMATION MARKED BY [*] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

AMENDMENT N°16

TO THE

A330-900neo PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as Seller

and

AIR LEASE CORPORATION

As Buyer

Amendment Nº16 to the ALC A330-900neo Purchase Agreement
Ref. CLC – CT2306426	Page 1/8

AMENDMENT N°16 TO THE
A330-900neo PURCHASE AGREEMENT

This amendment n°16 (the “Amendment N°16”) dated 6 November 2023 is made

BETWEEN:

AIRBUS S.A.S., a French société par actions simplifiée, with its registered office at 2, rond-point Emile Dewoitine, 31700 Blagnac, France, registered with the Commercial and Companies Register of Toulouse under number 383 474 814 (the “Seller”),

and

AIR LEASE CORPORATION, a corporation organised and existing under the laws of the State of Delaware, U.S.A., having its principal place of business at 2000 Avenue of the Stars, Suite 1000N, Los Angeles, California 90067, U.S.A. (the “Buyer”).

The Buyer and the Seller together are referred to as the “Parties” and individually as a “Party”.

WHEREAS:

A.On 03 March 2015, the Buyer and the Seller entered into a purchase agreement with reference CLC-CT1405166 for the manufacture and sale by the Seller and purchase by the Buyer of twenty-five (25) A330-900neo aircraft hereinafter together with its Exhibits and Letter Agreements referred to as the “Purchase Agreement”.

B.On 31 May 2016, the Buyer and the Seller entered into Amendment N°1 to the Purchase Agreement with reference CLC-CT1614983 whereby the Buyer [*].

C.On 19 June 2017, the Buyer and the Seller entered into Amendment N°2 to the Purchase Agreement with reference CLC-CT1702508 for the manufacture and sale by the Seller and purchase by the Buyer of two (2) incremental A330-900neo Aircraft.

D.On 02 October 2017, the Buyer and the Seller entered into Amendment N°3 to the Purchase Agreement with reference CLC-CT1705177 in order to [*].

E.On 27 December 2017, the Buyer and the Seller entered into Amendment N°4 to the Purchase Agreement with reference CLC-CT1709653 for the manufacture and sale by the Seller and purchase by the Buyer of two (2) incremental A330-900neo Aircraft.

F.On 31 December 2018, the Buyer and the Seller entered into Amendment N°5 to the Purchase Agreement with reference CLC-CT1709653 in order [*].

G.On 27 February 2019, the Buyer and the Seller entered into Amendment N°6 to the Purchase Agreement with reference CLC-CT1901550 in order to [*].

H.On 08 August 2019, the Buyer and the Seller entered into Amendment N°7 to the Purchase Agreement with reference CT1902127 in order to [*].

I.On 18 October 2019, the Buyer and the Seller entered into Amendment N°8 to the Purchase Agreement with reference CT1905423 in order to [*].

J.On 20 December 2019, the Buyer and the Seller entered into Amendment N°9 to the Purchase Agreement with reference CT1909530 in order to [*].

K.On 14 June 2020, the Buyer and the Seller entered into Amendment N°10 to the Purchase Agreement with reference CT2001904 in order to [*].

L.On 31 August 2020, the Buyer and the Seller entered into Amendment N°11 to the Purchase Agreement with reference CT2004261 in order to [*].

Amendment Nº16 to the ALC A330-900neo Purchase Agreement
Ref. CLC – CT2306426	Page 2/8

M.On 02 October 2020, the Buyer and the Seller entered into Amendment N°12 to the Purchase Agreement with reference CT2007192 in order to [*].

N.On 24 December 2020, the Buyer and the Seller entered into Amendment N°13 to the Purchase Agreement with reference CT2009708 in order to [*].

O.On 13 December 2021, the Buyer and the Seller entered into Amendment N°14 to the Purchase Agreement with reference CT2009708 in order to [*].

P.On 20 December 2021, the Buyer and the Seller entered into Amendment N°15 to the Purchase Agreement with reference CT2108719 in order to cover the manufacture and sale by the Seller and purchase by the Buyer of five (5) incremental A330neo Aircraft

The Purchase Agreement, as amended and supplemented pursuant to the foregoing being referred to as the “Agreement”.

Q.The Parties now wish to enter into this Amendment N°16 in order to, among other things, cover the manufacture and sale by the Seller and purchase by the Buyer of one (1) incremental A330neo Aircraft, pursuant to the terms and conditions set out herein.

    The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment N°16. Capitalized terms used herein and not otherwise defined herein will have the meanings assigned thereto in the Agreement.

    NOW IT IS HEREBY AGREED AS FOLLOWS:

Amendment Nº16 to the ALC A330-900neo Purchase Agreement
Ref. CLC – CT2306426	Page 3/8

1SCOPE

1.1The Seller hereby agrees to sell, and the Buyer agrees to purchase from the Seller, one (1) incremental A330neo aircraft (the “Amendment 16 Aircraft”), [*].

1.2[*]

2DELIVERY SCHEDULE

2.1The Scheduled Delivery Month and Aircraft type of the Amendment 16 Aircraft will be as follows:

Aircraft Rank	Scheduled Delivery Month	Aircraft Type
Aircraft N°37	[*]	A330-900

2.2The table in Clause 9.1 of the Agreement, as amended from time to time, is hereby deleted in its entirety and replaced by the one set forth in Appendix 1 hereto.

2.3[*].

3[*]

4SUPPORT / TRAINING MATTERS

The Buyer and the Seller hereby agree that Appendix A to Clause 16 of the Agreement shall be deleted in its entirety and replaced as follows:

QUOTE

APPENDIX "A" TO CLAUSE 16

TRAINING ALLOWANCE

For the avoidance of doubt, all quantities indicated below are the total quantities granted for the whole of the Buyer’s fleet of twenty-nine (29) Aircraft firmly ordered unless otherwise specified. In the event that the Agreement is terminated in respect of any Aircraft, then the aggregate support allocations specified in this Appendix A and which are not specified on a per Aircraft basis, shall be reduced on a pro-rata basis by the ratio of the number of terminated Aircraft to the total number of Aircraft pursuant to the Agreement (it being understood that such reduction shall be rounded to the nearest whole number, if applicable).

The contractual training courses defined in this Appendix A will be provided [*].

Notwithstanding the above, flight operations training courses granted per firmly ordered Aircraft in this Appendix A will be provided by the Seller within a period [*].

Any deviation to said training delivery schedule will be mutually agreed between the Buyer and the Seller.

1FLIGHT OPERATIONS TRAINING

Amendment Nº16 to the ALC A330-900neo Purchase Agreement
Ref. CLC – CT2306426	Page 4/8

1.1Flight Crew Training (standard transition course)

The Seller will provide [*] per firmly ordered Aircraft.

1.2Extended Range For Twin Engine Aircraft Operations (ETOPS) Training

The Seller will provide [*] ETOPS training for [*] per ordered Aircraft.

1.3Flight Crew Line Initial Operating Experience

The Seller will provide to the Buyer [*] in total for the fleet of twenty-nine (29) Aircraft. This allocation will be further assigned by the Buyer on a pro-rata basis to each of the Initial Operators.

Unless otherwise agreed during the Training Conference, in order to follow the Aircraft Delivery schedule, the maximum number of [*] present at any one time will be limited to [*].

1.4Type Specific Cabin Crew Training Course

The Seller will provide to the Buyer [*] in total for the fleet of twenty-nine (29) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators.

2PERFORMANCE / OPERATIONS COURSE(S)

The Seller will provide to the Buyer [*] in total for the fleet of twenty-nine (29) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators.

3MAINTENANCE TRAINING

3.1The Seller will provide to the Buyer [*] in total for the fleet of twenty-nine (29) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators.

3.1The Seller will provide to the Buyer [*] in total for the fleet of twenty-nine (29) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators.

4TRAINEE DAYS ACCOUNTING

Trainee days are counted as follows:

4.1For instruction at the Seller's Training Centers: one (1) day of instruction for one (1) trainee equals one (1) trainee day. The number of trainees originally registered at the beginning of the course will be counted as the number of trainees to have taken the course.

4.2For instruction outside of the Seller's Training Centers: one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of twelve (12) trainee days, except for structure maintenance training course(s).

4.3For structure maintenance training courses outside the Seller’s Training Center(s), one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or the minimum number of trainees as indicated in the Seller’s Customer Services Catalog.

Amendment Nº16 to the ALC A330-900neo Purchase Agreement
Ref. CLC – CT2306426	Page 5/8

4.4For practical training, whether on training devices or on aircraft, one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of six (6) trainee days.

    UNQUOTE

5INCONSISTENCY AND CONFIDENTIALITY

5.1In the event of any inconsistency between the terms and conditions of the Agreement and those of this Amendment N°16, the latter shall prevail to the extent of such inconsistency, whereas the part of the Agreement not concerned by such inconsistency shall remain in full force and effect.

5.2This Amendment N°16 reflects the understandings, commitments, agreements, representations and negotiations related to the matters set forth herein whatsoever, oral and written, and may not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by the duly authorised representatives of both Parties.

5.3This Amendment N°16 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party without the prior consent of the other Party except as may be required by law, or to professional advisors for the implementation hereof.

6COUNTERPARTS

This Amendment N°16 may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

7LAW AND JURISDICTION

This Amendment N°16 will be governed by and construed and the performance thereof will be determined in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

The other provisions of Clause 22.6 of the Agreement shall apply to this Amendment N°16 as if the same were set out in full herein, mutatis mutandis.

Amendment Nº16 to the ALC A330-900neo Purchase Agreement
Ref. CLC – CT2306426	Page 6/8

IN WITNESS WHEREOF this Amendment N°16 was entered into the day and year first above written.

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S.

/s/ Grant Levy	/s/ Benoît de Saint Exupéry

By: /s/ Grant Levy	By: /s/ Benoît de Saint-Exupéry

Its: Executive Vice President	Its: Executive Vice President, Contracts

Amendment Nº16 to the ALC A330-900neo Purchase Agreement
Ref. CLC – CT2306426	Page 7/8

APPENDIX 1
DELIVERY SCHEDULE

CAC ID	Aircraft Rank	Scheduled Delivery Month	Aircraft Type
[*]	[*]	[*]-18	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]-25	[*]

Amendment Nº16 to the ALC A330-900neo Purchase Agreement
Ref. CLC – CT2306426	Page 8/8

LETTER AGREEMENT N° 1

AIR LEASE CORPORATION
2000 Avenue of the Stars, Suite 1000N
Los Angeles, California 90067, U.S.A.
November 6, 2023

Subject : SPECIFIC PROVISIONS

AIR LEASE CORPORATION (the “Buyer") and AIRBUS S.A.S. (the “Seller") have entered into an Amendment N°16 dated even date herewith (the “Amendment”) to the A330neo Purchase Agreement dated as of March 03, 2015 (the “Agreement”) [*]. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°1 to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding the purchase and sale of the Amendment 16 Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and the Amendment.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of the Amendment, that the provisions of the Amendment are hereby incorporated herein by reference, and that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

Amendment Nº16 to the ALC A330-900neo Purchase Agreement – Letter Agreement N°1
Ref. CLC – CT2306426	Page 1/3

LETTER AGREEMENT N° 1
1[*]

1.1[*]

1.2[*]

1.3[*]

1.4[*]

1.5[*]

2[*]

3ASSIGNMENT

The provisions of Clause 21 of the Agreement shall apply to this Letter Agreement as if the same were set out in full herein, mutatis mutandis.

4LAW AND JURISDICTION

This Letter Agreement will be governed by and construed and the performance thereof will be determined in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

The other provisions of Clause 22.6 of the Purchase Agreement shall apply to this Letter Agreement as if the same were set out in full herein, mutatis mutandis.

Amendment Nº16 to the ALC A330-900neo Purchase Agreement – Letter Agreement N°1
Ref. CLC – CT2306426	Page 2/3

LETTER AGREEMENT N° 1
If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S.

By: /s/ Grant Levy	By: /s/ Benoît de Saint-Exupéry

Its: Executive Vice President	Its: Executive Vice President, Contracts

Amendment Nº16 to the ALC A330-900neo Purchase Agreement – Letter Agreement N°1
Ref. CLC – CT2306426	Page 3/3